QuickLinks -- Click here to rapidly navigate through this document

Exhibit 23.4

CONSENT OF INDEPENDENT DIRECTOR NOMINEE

To Carey Watermark Investors 2 Incorporated (the "Company"):

Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I hereby consent to the references in the Company's Registration Statement on Form S-11 (the "Registration Statement"), and any amendments thereto, which indicate that I have accepted a nomination to become an independent director of the Company and upon appointment prior to the commencement of the Company's initial public offering of shares of common stock pursuant to such Registration Statement, will serve as an independent member of the Board of Directors of the Company.

Dated: June 11, 2014

/s/ Charles S. Henry Name: Charles S. Henry
Independent Director Nominee

 CONSENT OF INDEPENDENT DIRECTOR NOMINEE

To Carey Watermark Investors 2 Incorporated (the "Company"):

Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I hereby consent to the references in the Company's Registration Statement on Form S-11 (the "Registration Statement"), and any amendments thereto, which indicate that I have accepted a nomination to become an independent director of the Company and upon appointment prior to the commencement of the Company's initial public offering of shares of common stock pursuant to such Registration Statement, will serve as an independent member of the Board of Directors of the Company.

Dated: June 11, 2014

/s/ Michael D. Johnson Name: Michael D. Johnson
Independent Director Nominee

 CONSENT OF INDEPENDENT DIRECTOR NOMINEE

To Carey Watermark Investors 2 Incorporated (the "Company"):

Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I hereby consent to the references in the Company's Registration Statement on Form S-11 (the "Registration Statement"), and any amendments thereto, which indicate that I have accepted a nomination to become an independent director of the Company and upon appointment prior to the commencement of the Company's initial public offering of shares of common stock pursuant to such Registration Statement, will serve as an independent member of the Board of Directors of the Company.

Dated: June 11, 2014

/s/ Robert E. Parsons, Jr. Name: Robert E. Parsons, Jr.
Independent Director Nominee

 CONSENT OF INDEPENDENT DIRECTOR NOMINEE

To Carey Watermark Investors 2 Incorporated (the "Company"):

Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I hereby consent to the references in the Company's Registration Statement on Form S-11 (the "Registration Statement"), and any amendments thereto, which indicate that I have accepted a nomination to become an independent director of the Company and upon appointment prior to the commencement of the Company's initial public offering of shares of common stock pursuant to such Registration Statement, will serve as an independent member of the Board of Directors of the Company.

Dated: June 11, 2014

/s/ William H. Reynolds, Jr. Name: William H. Reynolds, Jr.
Independent Director Nominee

 CONSENT OF INDEPENDENT DIRECTOR NOMINEE

To Carey Watermark Investors 2 Incorporated (the "Company"):

Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I hereby consent to the references in the Company's Registration Statement on Form S-11 (the "Registration Statement"), and any amendments thereto, which indicate that I have accepted a nomination to become an independent director of the Company and upon appointment prior to the commencement of the Company's initial public offering of shares of common stock pursuant to such Registration Statement, will serve as an independent member of the Board of Directors of the Company.

Dated: June 11, 2014

/s/ William J. Sales Name: William J. Sales
Independent Director Nominee

 CONSENT OF DIRECTOR NOMINEE

To Carey Watermark Investors 2 Incorporated (the "Company"):

Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I hereby consent to the references in the Company's Registration Statement on Form S-11 (the "Registration Statement"), and any amendments thereto, which indicate that I have accepted a nomination to become a director of the Company and upon appointment prior to the commencement of the Company's initial public offering of shares of common stock pursuant to such Registration Statement, will serve as a member of the Board of Directors of the Company.

Dated: June 11, 2014

/s/ Michael G. Medzigian Name: Michael G. Medzigian
Director Nominee

QuickLinks

  Exhibit 23.4
CONSENT OF INDEPENDENT DIRECTOR NOMINEE
CONSENT OF INDEPENDENT DIRECTOR NOMINEE
CONSENT OF INDEPENDENT DIRECTOR NOMINEE
CONSENT OF INDEPENDENT DIRECTOR NOMINEE
CONSENT OF INDEPENDENT DIRECTOR NOMINEE
CONSENT OF DIRECTOR NOMINEE